UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: July 25, 2002




                         The South Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         South Carolina                0-15083                  57-0824914
    ------------------------         -----------         ----------------------
    (State of other juris-           (Commission              (IRS Employer
   diction of incorporation)         File Number)         Identification Number)


         102 South Main Street, Greenville, South Carolina      29601
         ------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900





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ITEM 5.  OTHER EVENTS
         ------------

         See attached Press Releases.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a)  Financial Statements of the Businesses Acquired.   Not Applicable

(b)  Pro Forma Financial Information.  Not Applicable

(c) Exhibits.

         Exhibit No.
         99.1     Press Release, dated July 16, 2002, issued by Gulf West Banks,
                  Inc.
         99.2     Press Release, dated July 11, 2002, issued by Gulf West Banks,
                  Inc.
         99.3 Press Release, dated July 11, 2002, issued by Gulf West Banks, Inc. and The South Financial Group, Inc.













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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE SOUTH FINANCIAL GROUP, INC.



July 25, 2002                          By:  /s/ William S. Hummers III
                                       ----------------------------------------
                                            William S. Hummers III
                                            Executive Vice President





















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